Exhibit 99.3

Report of Independent Registered Public Accounting Firm

Member and Management

Com-Tec Security, LLC and its Affiliates

Appleton, Wisconsin

We have audited the accompanying consolidated balance sheet of Com-Tec Security, LLC and its Affiliates as of December 31, 2007, and the related consolidated statements of operations, changes in members’ equity and cash flows for the year then ended.  These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  We were not engaged to perform an audit of the Company’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Com-Tec Security, LLC and its Affiliates as of December 31, 2007, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The accompanying supplemental information is presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position, results of operations, and cash flows of the individual companies.  The additional accompanying supplemental information is presented for purposes of additional analysis and is not a required part of the basic consolidated financial statements.  Such information has been subjected to the auditing procedures applied in the audit of the basic consolidated financial statements and, in our opinion, is presented fairly, in all material respects, in relation to the basic consolidated financial statements taken as a whole.

/s/ Clifton Gunderson LLP

Oshkosh, Wisconsin

March 10, 2008

COM-TEC SECURITY, LLC AND ITS AFFILIATES

CONSOLIDATED BALANCE SHEET

December 31, 2007

ASSETS

CURRENT ASSETS
Cash	$30,962
Contract receivables, less allowance for doubtful accounts of $44,117	3,427,879
Notes receivable	101,575
Inventories, less reserve for obsolescence of $30,000	372,419
Costs and estimated earnings in excess of billings on uncompleted contracts	545,326
Prepaid expenses	99,805
Total current assets	4,577,966

PROPERTY AND EQUIPMENT, NET	1,262,160

OTHER ASSETS	—

TOTAL ASSETS	$5,840,126

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$1,277,816
Current maturities of long-term debt	156,817
Line-of-credit	677,340
Deferred revenue	100,538
Warranty reserves	20,468
Billings in excess of costs and estimated earnings on uncompleted contracts	628,736
Accrued expenses	289,840
Total current liabilities	3,151,555

LONG-TERM LIABILITIES
Long-term debt, less current maturities above	1,482,092
Total long-term liabilities	1,482,092

Total liabilities	4,633,647

NONCONTROLLING INTEREST IN AFFILIATES	150,325

MEMBERS’ EQUITY	1,056,154

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$5,840,126

See notes to consolidated financial statements

COM-TEC SECURITY, LLC AND ITS AFFILIATES

CONSOLIDATED STATEMENT OF OPERATIONS

Year ended December 31, 2007

	Amount	Percent of Contract Revenue Earned

CONTRACT REVENUE EARNED	$9,592,905	100.0%

COST OF REVENUE EARNED	7,590,529	79.1

Gross profit	2,002,376	20.9

OPERATING EXPENSES	1,466,705	15.3

Income from operations	535,671	5.6

OTHER INCOME (EXPENSE)
Other income	363
Interest expense	(167,950)
Total other expense	(167,587)	(1.8)

Income before noncontrolling interest in net income of affiliates	368,084	3.8

NONCONTROLLING INTEREST IN NET INCOME OF AFFILIATES	(91,883)	(1.0)

NET INCOME	$276,201	2.8%

See notes to consolidated financial statements

COM-TEC SECURITY, LLC AND ITS AFFILIATES

CONSOLIDATED STATEMENT OF CHANGES IN MEMBERS’ EQUITY

Year ended December 31, 2007

BALANCE, BEGINNING OF YEAR	$1,303,175

ADDITIONS (DEDUCTIONS)
Net income	276,201
Member distributions	(523,222)

BALANCE, END OF YEAR	$1,056,154

See notes to consolidated financial statements

COM-TEC SECURITY, LLC AND ITS AFFILIATES

CONSOLIDATED STATEMENT OF CASH FLOWS

Year ended December 31, 2007

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$276,201
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	74,423
Amortization	8,714
Provision for doubtful accounts	22,662
Noncontrolling interest in net income of affiliates:
Effects of changes in operating assets and liabilities	91,883
Contract receivables	(978,479)
Inventories	(33,776)
Costs and estimated earnings in excess of billings on uncompleted contracts	9,037
Prepaid expenses	7,237
Accounts payable	516,787
Deferred revenue	15,464
Billings in excess of costs and estimated earnings on uncompleted contracts	430,255
Warranty reserves	(2,524)
Accrued expenses	2,635

Net cash provided by operating activities	440,519

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(16,999)
Decrease in notes receivable	(19,641)

Net cash used by investing activities	(36,640)

CASH FLOWS FROM FINANCING ACTIVITIES
Net borrowing and repayment under line-of-credit	12,340
Proceeds from long-term debt	202,017
Payments of principal on long-term debt	(146,265)
Member distributions	(593,221)

Net cash used by financing activities	(525,129)

NET DECREASE IN CASH	(121,250)

CASH, BEGINNING OF YEAR	152,212

CASH, END OF YEAR	$30,962

See notes to consolidated financial statements

COM-TEC SECURITY, LLC AND ITS AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2007

NOTE 1 - NATURE OF OPERATIONS

Com-Tec Security, LLC (the “Company”), was formed on May 17, 2004, in the state of Wisconsin.  The Company’s principal business activity is manufacturing and installing custom designed integrated electronic systems for use in correctional facilities. The Company’s customer base, to which they extend credit, is located throughout the United States.  JJC Valley Properties LLC, (“JJC”), a consolidated affiliate, was formed on June 7, 2004.  JJC owns and leases the building which the Company uses as its primary operating facility.  Com-Tec California, LP (CTC), a consolidated affiliate, was formed on October 21, 2004.  CTC manufactures and installs custom designed integrated electronic systems for use in correctional facilities in the state of California.  The fiscal year end for all Companies is December 31.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of the Company, JJC and CTC, its consolidated affiliates.  JJC is included in these consolidated financial statements under the requirements of Financial Accounting Standards Board Interpretation No. 46, “Consolidation of Variable Interest Entities (“FIN 46”).  FIN 46 requires that if an enterprise is the primary beneficiary of a variable interest entity (“VIE”), the assets, liabilities, noncontrolling interests and results of operations of the VIE should be included in the consolidated financial statements of the enterprise.  The Company has determined that JJC is a VIE and that the Company is the primary beneficiary of JJC.  JJC is owned by members of the Company, whose ownership interest is presented as a “noncontrolling interest” in the accompanying consolidated financial statements.

Com-Tec California, LP (CTC) is related to the Company through common ownership.  The Company owns 50% of CTC as a limited partner and the remaining 50% is owned by one of the Company’s members.  The Company has determined that CTC is a VIE and that the Company is the primary beneficiary of CTC.  CTC’s ownership interest is presented as a “noncontrolling interest” in the accompanying consolidated financial statements.

Intercompany transactions and balances have been eliminated in consolidation.

USE OF ESTIMATES IN PREPARING CONSOLIDATED FINANCIAL STATEMENTS

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

REVENUE AND COST RECOGNITION

Construction Contracts

The accompanying consolidated financial statements are prepared using the “percent of completion” method of accounting for long-term contracts.  Therefore, revenues are recognized on contracts in progress.  Most of the contracts that the Company enters into are longer than the Company’s normal operating cycle, that being one calendar year.

COM-TEC SECURITY, LLC AND ITS AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2007

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE AND COST RECOGNITION (CONTINUED)

The amount of revenues recognized is that portion of the total contract amount that the actual cost expended bears to the anticipated final total cost based on current estimates of costs to complete the project (cost-to-cost method).  A higher profit percentage is applied to the components of the contract involving labor to accurately reflect the Company’s revenue recognition.  The revenue recognized is not related to the progress billings. Management believes this to be a more consistent revenue recognition.  If and when it becomes known that the anticipated total cost will exceed the contract amount, the excess of cost over contract amount is immediately recognized as a loss on the contract.  Revenues from claims are recognized when the amounts have been received or awarded.  Recognition of profit commences on an individual project only when costs to complete the project can reasonably be estimated and after there has been some meaningful performance achieved on the project.  Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions (when applicable), and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

Contract costs include all direct costs, consisting of labor, material, sub-contract, sales/use tax, etc., and indirect costs related to contract performance, consisting of benefits, etc.  Operating expenses, consisting of selling, general and administration expenses, are charged to operations as incurred.

The current asset reflected on the consolidated balance sheet as “costs and estimated earnings in excess of billings on uncompleted contracts” represents revenues recognized in excess of amounts billed (underbillings).  The current liability reflected on the consolidated balance sheet as “billings in excess of costs and estimated earnings on uncompleted contracts” represents billings in excess of revenues recognized (overbillings).

Service Sales

Service revenues are recognized when the services have been delivered to and accepted by the customer.  These are generally short-term projects (less than one year) which are evidenced by signed service agreements or customer work orders or purchase orders.  These sales agreements or customer orders generally provide for billing to customers based on time at quoted hourly or project rates, plus costs of materials and supplies furnished by the Company.

Many customers are required to make a deposit at the time the service agreement is signed.  The deposit is recorded as a current liability (deferred revenue) when received and is recognized as revenue is earned.

CONTRACT RECEIVABLES

Contract receivables are uncollateralized customer obligations which are recorded at the invoice amount and do not bear interest.  Payments of contract receivables are applied to the specific invoices identified on the customer’s remittance advice.

COM-TEC SECURITY, LLC AND ITS AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2007

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CONTRACT RECEIVABLES (CONTINUED)

The carrying amount of contract receivables is reduced by a valuation allowance that reflects management’s best estimate of amounts that will not be collected.  The allowance for doubtful accounts is based on management’s assessment of the collectibility of specific customer accounts and the aging of the contract receivables.  If there is a deterioration of a major customer’s credit worthiness or actual defaults are higher than the historical experience, management’s estimates of the recoverability of amounts due the Company could be adversely affected.  All contracts or portions thereof deemed to be uncollectible or to require an excessive collection cost are written off to the allowance for doubtful accounts.

INVENTORY

Material inventory used in determining cost of revenue earned is stated at average cost, less a reserve for obsolescence.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost less accumulated depreciation.  The Company and affiliates’ capitalization policies are to generally capitalize property and equipment whose amounts are greater than $1,000.  Depreciation is provided by using both the straight-line and accelerated methods.  The estimated useful lives are as follows:

Building	40 years
Land improvements	15 years
Furniture and fixtures	10 years
Computer equipment	5 years
Vehicles	5 years
Machinery and equipment	7 years

PRODUCT WARRANTY COSTS

The Company warrants its products against defects in design, materials, and workmanship generally for periods ranging from one to two years.  A provision for estimated future costs relating to warranty expense is recorded when products are sold.  Management estimates the provision based primarily on historical warranty claim experience.

ADVERTISING COSTS

The Company expenses advertising costs as incurred.

INCOME TAXES

The Company and affiliates are treated as partnerships for income tax purposes, whereby income or loss of the partnerships is reported on the individual members’ income tax returns.  Therefore, no provision or liability for income taxes has been included in the consolidated financial statements for the Company or affiliates.

COM-TEC SECURITY, LLC AND ITS AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2007

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SALES TAX COLLECTED AND REMITTED

The Company presents sales taxes collected from customers and remitted to governmental authorities on a net basis, excluding such amounts from revenues and cost of sales.

LIMITED LIABILITY COMPANY

Since the Company is a limited liability company, no member, manager, agent, or employee of the Company shall be personally liable for the debts, obligations, or liabilities of the Company, whether arising in contract, tort, or otherwise, or for the acts or omissions of any other member, director, manager, agent, or employee of the Company, unless the individual has signed a specific personal guarantee. The duration of the Company is perpetual.

IMPAIRMENT OF LONG-LIVED ASSETS

Whenever events or changes in circumstances indicate the carrying amount of assets may not be recoverable, the Company would review the assets for impairment.  If such assets are considered impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The recorded values of financial instruments, including contract receivables and accounts payable, approximate fair value due to their short maturity.  The carrying value of the revolving line of credit approximates fair value due to its variable interest rate.  The recorded value of the long-term debt approximates fair value based on borrowing rates currently available to the Company for financing arrangements with similar terms and average maturities.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes”, an interpretation of FASB Statement No. 109 (FIN 48), to create a single model to address accounting for uncertainty in tax positions.  FIN 48 clarifies the accounting for income taxes by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements.  FIN 48 also provides guidance on derecognition, measurement, classification, interest and penalties, disclosure and transition.  FIN 48 is effective for nonpublic entities for annual periods beginning after December 15, 2007.  The Company will adopt FIN 48 in its December 31, 2008, financial statements as required.  The cumulative effect of adopting FIN 48 will be recorded as an adjustment of retained earnings on January 1, 2008.  The Company has not determined the effect, if any, the adoption of FIN 48 will have on the Company’s financial position and results of operations.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements.  SFAS No. 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements.  The changes to current practice resulting from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The Company does not believe the adoption of the provisions of SFAS No. 157 will materially impact its consolidated financial position or results of operations.

COM-TEC SECURITY, LLC AND ITS AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2007

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In February 2007, The FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Liabilities.  SFAS No. 159 permits all entities to choose to elect to measure eligible financial instruments at fair value.  SFAS No. 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS No. 157.  The Company does not believe the adoption of SFAS No. 159 will have a material impact on its consolidated financial position or results of operations.

In December 2007, the FASB issued Statement of Financial Accounting Standards No. 141 (R), Business Combinations, and No.160, Non-controlling Interest in Consolidated Financial Statements.  The standards will improve, simplify and converge internationally the accounting for business combinations and the reporting of non-controlling interest in consolidated financial statements.  SFAS 141 (R) requires the acquiring entity in a business combination to recognize all (and only) the assets acquired and liabilities assumed in the transaction; establishes the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed; and requires the acquirer to disclosed to investors and other users all of the information they need to evaluate and understand the nature and financial effect of the business combination.  SFAS 160 requires all entities to report non-controlling (minority) interest in subsidiaries in the same way - - as equity in the consolidated financial statements.  SFAS 141 (R) and SFAS 160 are effective for the Company on January 1, 2008.  The Company is currently reviewing these statements to determine the impact and materiality of their adoption to the Company.

NOTE 3 -VARIABLE INTEREST ENTITIES

In August 2004, the Company began leasing its manufacturing facility and building site from JJC.  The lease requires monthly payments of $20,000 through the end of the lease, July 31, 2008.  A mortgage on the building held by Associated Bank secures JJC’s note on the property.  The Company has guaranteed repayment of the note.  The creditors of JJC do not have recourse to the general credit of the Company.

Summarized financial information regarding JJC and CTC as of December 31, 2007 is as follows:

	JJC	CTC
Total assets	$1,320,166	$145,460
Total liabilities	$1,217,108	$98,193
Noncontrolling interest in affiliates	$103,058	$47,267
Total revenues	$240,000	$44,008
Noncontrolling interest in net income of affiliates	$93,199	$(1,316)

COM-TEC SECURITY, LLC AND ITS AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2007

NOTE 4 - CONTRACT RECEIVABLES

Contract receivables consist of the following at December 31, 2007:

Billed:
Completed contracts	$486,952
Contracts in progress	2,460,660
Retained	524,384
Total	3,471,996
Less allowance for doubtful accounts	44,117

Total contract receivables	$3,427,879

All retained contract receivables are expected to be collected within one year.

NOTE 5 - BILLINGS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

The billings and estimated earnings on uncompleted contracts in progress are summarized as follows at December 31, 2007:

Cost and estimated earnings in excess of billings on uncompleted contracts:
Costs incurred	$1,607,039
Estimated earnings	280,593
Total costs and estimated earnings	1,887,632
Less billings to date	1,342,306

Costs and estimated earnings in excess of billings on uncompleted contracts	$545,326

Billings in excess of costs and estimated earnings on uncompleted contracts:
Costs incurred	$4,066,195
Estimated earnings	1,104,394
Total costs and estimated earnings	5,170,589
Less billings to date	5,799,325

Billings in excess of costs and estimated earnings on uncompleted contracts	$628,736

NOTE 6 -NOTES RECEIVABLE

An affiliate has a note receivable due from Jeff Corcoran, a related party as more fully described in Note 14.  The amount due has not been formally documented by the affiliate. It is considered to be non-interest bearing and due on demand.  Total amount due at December 31, 2007 is $101,106.

The remaining notes receivable at December 31, 2007, of $469 have no payment terms.

COM-TEC SECURITY, LLC AND ITS AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2007

NOTE 7 - PROPERTY AND EQUIPMENT

Property and equipment consist of the following at December 31, 2007:

Land	$138,300
Land improvements	126,791
Building	973,690
Computer equipment	69,774
Furniture and fixtures	82,850
Vehicles	79,094
Machinery and equipment	32,529
Total - at cost	1,503,028
Less accumulated depreciation	240,868

Net property and equipment	$1,262,160

Total depreciation expense charged to operations was $74,423 for the year ended December 31, 2007.

NOTE 8 - ACCRUED EXPENSES

Accrued expenses consist of the following at December 31, 2007:

Wages	$91,634
Payroll taxes	5,306
Vacation	1,086
Property taxes	33,961
State business taxes	12,000
Sales tax	88,088
Interest	4,094
Self-insurance reserve	52,384
Estimated loss on contracts	1,287

Total accrued expenses	$289,840

NOTE 9 - LINE-OF-CREDIT

Line-of-credit consisted of the following at December 31, 2007:

Nicolet National Bank:

The Company has available a $2,000,000 line-of-credit, of which $677,340 was used as of December 31, 2007. The line is due on January 9, 2008 and bears interest at the prime rate less 0.50% (6.75% at December 31, 2007). The line-of-credit is secured by a general business security agreement, is personally guaranteed by Jeff Corcoran and is guaranteed by JJC.  The agreement contains a monthly borrowing base provision which the Company was in compliance with at December 31, 2007.

On January 9, 2008, the line-of-credit with Nicolet Bank, which was due on January 9, 2008, was extended for a period of 60 days or until March 9, 2008.  With exception of the due date, all terms and conditions of the line-of-credit remain unchanged.

COM-TEC SECURITY, LLC AND ITS AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2007

NOTE 10 - LONG-TERM DEBT

Long-term debt consists of the following at December 31, 2007:

Associated Bank:
An affiliate obtained a $239,976 term loan during 2006; due in monthly installments of $4,000 through July 2009; including interest at 7.75%. The loan is secured by a general business security agreement, is personally guaranteed by Jeff Corcoran, and is guaranteed by the Company.	196,521

An affiliate obtained a $1,105,000 term loan during 2004; due in monthly installments of $9,076 with a final payment due April 2009; including interest at 7.75%. The loan is secured by real estate, a general business security agreement, is personally guaranteed by Jeff Corcoran, and is guaranteed by the Company.	1,020,587

Nicolet National Bank:
The Company entered into a $500,000 term loan on January 9, 2007. The loan is due in monthly installments of $10,000 with a final payment due January 2010; including interest at 7.375%. The loan is secured by a general business security agreement, is personally guaranteed by Jeff Corcoran and is guaranteed by JJC. The agreement contains a monthly borrowing base provision which the Company was in compliance with at December 31, 2007.	421,801

Total	1,638,909
Less current portion	156,817

Long-term portion	$1,482,092

Future maturities of long-term debt are as follows:

Years ending December 31:
2008	$156,817
2009	1,251,225
2010	230,867

Total	$1,638,909

NOTE 11 - 401(k) PROFIT SHARING PLAN

The Company has a 401(k) profit sharing plan.  Eligible employees can contribute up to the maximum amount of their eligible compensation that is allowed by the Federal Government each year.  The plan has a discretionary match for employees.  The Company may make discretionary profit sharing contributions to the plan.

For the plan year ended December 31, 2007, the Company did not make a contribution to the plan.

COM-TEC SECURITY, LLC AND ITS AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2007

NOTE 12 - SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the period for interest	$171,001

During 2007, the Company refinanced a term loan and a portion of balances outstanding under a line-of-credit, both payable to Associated Bank, totaling $500,000, through the issuance of a term loan payable to Nicolet National Bank.

NOTE 13 - BACKLOG

The Company backlog is the aggregate contract amount less revenue recognized using the percentage-of completion method as described in Note 2.  The Company recognizes as backlog only those contracts on which it has received signed contracts or executed letters of intent to award a contract from its customers. The Company has a backlog of approximately $13,504,000 at December 31, 2007.

NOTE 14 - RELATED PARTY TRANSACTIONS

Com-Tec Security, LLC is owned 100% by Jeff and Janell Corcoran.

JJC Valley Properties LLC is owned 100% by Jeff and Janell Corcoran.

Com-Tec California, LP is owned 50% by Com-Tec Security, LLC and 50% by Jeff Corcoran.

The Corcoran’s (either alone or together) own a majority in the following entities:

Corcoran Glass and Paint, Inc.

Corcoran Glass, LLC

Fox River Equipment Depot, LLC

Product Handling Concepts, LLC

Related party transactions at December 31, 2007, are summarized below:

Related Party	Purpose	Amount

JJC Valley Properties LLC	Rent paid	$240,000

The Company leases its manufacturing facility and building site from JJC.  See Note 3.

NOTE 15 - SELF FUNDED INSURANCE

The Company is self-funding a health insurance plan that provides medical, dental, vision and prescription benefits for eligible employees.  The Company has an excess loss policy, which contains a $30,000 deductible per employee and a $20,000 aggregating deductible per year, with an aggregate maximum loss determined at the end of the policy period in accordance with the terms of the agreement.  Under its self-funded insurance plan, the Company accrues the estimated expense of health care costs based on claims filed subsequent to year-end and an additional estimated amount for incurred but not yet reported claims.  An accrual for such costs of $50,000 is recorded at December 31, 2007. Claim payments based on actual claims ultimately filed could differ materially from these estimates.

COM-TEC SECURITY, LLC AND ITS AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2007

NOTE 16 - SIGNIFICANT CONCENTRATIONS

Generally accepted accounting principles require disclosure of information about certain significant estimates and current vulnerabilities due to certain concentrations.  These matters include the following:

Sales from major customers:

Approximately 25%, 11% and 11% of the Company’s sales for the year ended December 31, 2007 were from three unrelated customers.  Accounts receivable at December 31, 2007 for these customers were $45,275, $321,523 and $942,810, respectively.

Note 17 - SUBSEQUENT EVENT

Change in Ownership:

On January 31, 2008, 100% ownership of the Company was acquired by ISI Controls, LTD, a subsidiary of Argyle Security, Inc.

In conjunction with the change in ownership, the debt obligations with Nicolet National Bank were paid in full.  In addition, on February 1, 2008 the Company entered into a lease agreement with JJC for its manufacturing facility and building site.  The lease has a five year term ending on January 31, 2013.  The lease agreement will require a monthly payment of $14,000 through the end of the lease period after a two year rental abatement period.

Pending Litigation:

Subsequent to year end, the Company was named as a party in a lawsuit regarding deficiencies in one of the projects where the Company functioned as a subcontractor.  The lawsuit seeks an undetermined amount of damages.  No amount has been accrued in these financial statements since the outcome of this matter is uncertain, and since the resulting liability, if any, cannot be determined.  Additionally, management has determined that the potential damages are likely to be covered under the Company’s insurance policy.  However, it is at least reasonably possible that a liability could result in the near term.

SUPPLEMENTAL INFORMATION

COM-TEC SECURITY, LLC AND ITS AFFILIATES

CONSOLIDATING BALANCE SHEET

December 31, 2007

ASSETS

	Com-Tec	JJC Valley	Com-Tec
	Security LLC	Properties LLC	California LP	Eliminations	Consolidated

CURRENT ASSETS
Cash	$700	$30,262	$—	$—	$30,962
Contract receivables, less allowance for doubtful accounts of $80,000	3,282,419	—	145,460	—	3,427,879
Notes receivable	62,165	101,106	—	(61,696)	101,575
Inventories	372,419	—	—	—	372,419
Costs in estimated earnings in excess of billings on uncompleted contracts	545,326	—	—	—	545,326
Prepaid expenses	99,805	—	—	—	99,805
Total current assets	4,362,834	131,368	145,460	(61,696)	4,577,966

PROPERTY AND EQUIPMENT, NET	73,362	1,188,798	—	—	1,262,160

TOTAL ASSETS	$4,436,196	$1,320,166	$145,460	$(61,696)	$5,840,126

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$1,277,816	$—	$—	$—	$1,277,816
Current maturities of long-term debt	91,959	64,858	—	—	156,817
Line-of-credit	677,340	—	—	—	677,340
Deferred revenue	100,538	—	—	—	100,538
Warranty reserves	20,468	—	—	—	20,468
Billings in excess of costs and estimated earnings on uncompleted contracts	628,736	—	—	—	628,736
Accrued expenses	253,343	—	36,497	—	289,840
Due to related party	—	—	61,696	(61,696)	—
Total current liabilities	3,050,200	64,858	98,193	(61,696)	3,151,555

LONG-TERM LIABILITIES
Long-term debt, less current maturities above	329,842	1,152,250	—	—	1,482,092
Total long-term liabilities	329,842	1,152,250	—	—	1,482,092

Total liabilities	3,380,042	1,217,108	98,193	(61,696)	4,633,647

NONCONTROLLING INTEREST IN AFFILIATES	—	103,058	47,267	—	150,325

MEMBERS’ EQUITY	1,056,154	—	—	—	1,056,154

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$4,436,196	$1,320,166	$145,460	$(61,696)	$5,840,126

COM-TEC SECURITY, LLC AND ITS AFFILIATE

CONSOLIDATING STATEMENT OF OPERATIONS

December 31, 2007

	Com-Tec	JJC Valley	Com-Tec
	Security LLC	Properties LLC	California LP	Eliminations	Consolidated

REVENUE
Contract revenue earned	$9,548,897	$—	$44,008	$—	$9,592,905
Rental income	—	240,000	—	(240,000)	—
Total revenue	9,548,897	240,000	44,008	(240,000)	9,592,905

COST OF REVENUE EARNED	7,545,205	—	45,324	—	7,590,529

Gross profit (loss)	2,003,692	240,000	(1,316)	(240,000)	2,002,376

OPERATING EXPENSES	1,658,061	48,644	—	(240,000)	1,466,705

Income (loss) from operations	345,631	191,356	(1,316)	—	535,671

OTHER INCOME (EXPENSE)
Other income	363	—	—	—	363
Interest expense	(69,793)	(98,157)	—	—	(167,950)
Total other expense	(69,430)	(98,157)	—	—	(167,587)

Income (loss) before noncontrolling interest in net income (loss) of affiliates	276,201	93,199	(1,316)	—	368,084

NONCONTROLLING INTEREST IN NET INCOME (LOSS) OF AFFILIATES	—	(93,199)	1,316	—	(91,883)

NET INCOME	$276,201	$—	$—	$—	$276,201

Report of Independent Registered Public Accounting Firm

Member and Management

Com-Tec Security, LLC and its Affiliates

Appleton, Wisconsin

We have audited the accompanying consolidated balance sheet of Com-Tec Security, LLC and its Affiliates as of December 31, 2006, and the related consolidated statements of operations, changes in members’ equity and cash flows for the year then ended.  These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  We were not engaged to perform an audit of the Company’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Com-Tec Security, LLC and its Affiliates as of December 31, 2006, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The accompanying supplemental information is presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position, results of operations, and cash flows of the individual companies.  The additional accompanying supplemental information is presented for purposes of additional analysis and is not a required part of the basic consolidated financial statements.  Such information has been subjected to the auditing procedures applied in the audit of the basic consolidated financial statements and, in our opinion, is presented fairly, in all material respects, in relation to the basic consolidated financial statements taken as a whole.

/s/ Clifton Gunderson LLP

Oshkosh, Wisconsin

March 4, 2008

COM-TEC SECURITY, LLC AND ITS AFFILIATES

CONSOLIDATED BALANCE SHEET

December 31, 2006

ASSETS

CURRENT ASSETS
Cash	$152,212
Contract receivables, less allowance for doubtful accounts of $80,000	2,472,062
Notes receivable	81,934
Inventories	338,643
Costs and estimated earnings in excess of billings on uncompleted contracts	544,400
Prepaid expenses	107,042
Total current assets	3,696,293

PROPERTY AND EQUIPMENT, NET	1,319,584

OTHER ASSETS
Loan fees, less accumulated amortization of $3,074	8,714

TOTAL ASSETS	$5,024,591

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$761,029
Current maturities of long-term debt	151,560
Deferred revenue	85,074
Warranty reserves	22,992
Billings in excess of costs and estimated earnings on uncompleted contracts	188,518
Accrued expenses	287,204
Total current liabilities	1,496,377

LONG-TERM LIABILITIES
Lines-of-credit	665,000
Long-term debt, less current maturities above	1,431,597
Total long-term liabilities	2,096,597

Total liabilities	3,592,974

NONCONTROLLING INTEREST IN AFFILIATES	128,442

MEMBERS’ EQUITY	1,303,175

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$5,024,591

See notes to consolidated financial statements

COM-TEC SECURITY, LLC AND ITS AFFILIATES

CONSOLIDATED STATEMENT OF OPERATIONS

Year ended December 31, 2006

		Percent of
		Contract
		Revenue
	Amount	Earned

CONTRACT REVENUE EARNED	$8,701,001	100.0%

COST OF REVENUE EARNED	6,335,330	72.8

Gross profit	2,365,671	27.2

OPERATING EXPENSES	1,427,921	16.4

Income from operations	937,750	10.8

OTHER INCOME (EXPENSE)
Other income	5,483
Interest expense	(175,700)
Total other expense	(170,217)	(2.0)

Income before noncontrolling interest in net income of affiliates	767,533	8.8

NONCONTROLLING INTEREST IN NET INCOME OF AFFILIATES	(73,438)	(0.8)

NET INCOME	$694,095	8.0%

See notes to consolidated financial statements

COM-TEC SECURITY, LLC AND ITS AFFILIATES

CONSOLIDATED STATEMENT OF CHANGES IN MEMBERS’ EQUITY

Year ended December 31, 2006

BALANCE, BEGINNING OF YEAR	$947,153

ADDITIONS (DEDUCTIONS)
Net income	694,095
Member distributions	(338,073)

BALANCE, END OF YEAR	$1,303,175

See notes to consolidated financial statements

COM-TEC SECURITY, LLC AND ITS AFFILIATES

CONSOLIDATED STATEMENT OF CASH FLOWS

Year ended December 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$694,095
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	72,755
Amortization	3,074
Loss on disposal of property and equipment	4,239
Provision for doubtful accounts	24,191
Noncontrolling interest in net income of affiliates	73,438
Effects of changes in operating assets and liabilities:
Contract receivables	332,296
Inventories	(13,441)
Costs and estimated earnings in excess of billings on uncompleted contracts	(215,814)
Prepaid expenses	(5,518)
Accounts payable	(52,008)
Deferred revenue	6,993
Billings in excess of costs and estimated earnings on uncompleted contracts	(400,836)
Warranty reserves	(7,488)
Accrued expenses	57,844

Net cash provided by operating activities	573,820

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(28,098)
Decrease in notes receivable	(31,034)

Net cash used by investing activities	(59,132)

CASH FLOWS FROM FINANCING ACTIVITIES
Net borrowing and repayment under line-of-credit	116,128
Proceeds from long-term debt	51,334
Payments of principal on long-term debt	(146,106)
Member distributions	(453,067)

Net cash used by financing activities	(431,711)

NET DECREASE IN CASH	82,977

CASH, BEGINNING OF YEAR	69,235

CASH, END OF YEAR	$152,212

See notes to consolidated financial statements

COM-TEC SECURITY, LLC AND ITS AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Com-Tec Security, LLC (the “Company”), was formed on May 17, 2004, in the state of Wisconsin.  The Company’s principal business activity is manufacturing and installing custom designed integrated electronic systems for use in correctional facilities. The Company’s customer base, to which they extend credit, is located throughout the United States.  JJC Valley Properties LLC, (“JJC”), a consolidated affiliate, was formed on June 7, 2004.  JJC owns and leases the building which the Company uses as its primary operating facility.  Com-Tec California, LP (CTC), a consolidated affiliate, was formed on October 21, 2004.  CTC manufactures and installs custom designed integrated electronic systems for use in correctional facilities in the state of California.  The fiscal year end for all Companies is December 31.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of the Company, JJC and CTC, its consolidated affiliates.  JJC is included in these consolidated financial statements under the requirements of Financial Accounting Standards Board Interpretation No. 46, “Consolidation of Variable Interest Entities (“FIN 46”).  FIN 46 requires that if an enterprise is the primary beneficiary of a variable interest entity (“VIE”), the assets, liabilities, noncontrolling interests and results of operations of the VIE should be included in the consolidated financial statements of the enterprise.  The Company has determined that JJC is a VIE and that the Company is the primary beneficiary of JJC.  JJC is owned by members of the Company, whose ownership interest is presented as a “noncontrolling interest” in the accompanying consolidated financial statements.

Com-Tec California, LP (CTC) is related to the Company through common ownership.  The Company owns 50% of CTC as a limited partner and the remaining 50% is owned by one of the Company’s members.  The Company has determined that CTC is a VIE and that the Company is the primary beneficiary of CTC.  CTC’s ownership interest is presented as a “noncontrolling interest” in the accompanying consolidated financial statements.

Intercompany transactions and balances have been eliminated in consolidation.

USE OF ESTIMATES IN PREPARING CONSOLIDATED FINANCIAL STATEMENTS

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

REVENUE AND COST RECOGNITION

Construction Contracts

The accompanying consolidated financial statements are prepared using the “percent of completion” method of accounting for long-term contracts.  Therefore, revenues are recognized on contracts in progress.  Most of the contracts that the Company enters into are longer than the Company’s normal operating cycle, that being one calendar year.

COM-TEC SECURITY, LLC AND ITS AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE AND COST RECOGNITION (CONTINUED)

The amount of revenues recognized is that portion of the total contract amount that the actual cost expended bears to the anticipated final total cost based on current estimates of costs to complete the project (cost-to-cost method).  A higher profit percentage is applied to the components of the contract involving labor to accurately reflect the Company’s revenue recognition.  The revenue recognized is not related to the progress billings. Management believes this to be a more consistent revenue recognition.  If and when it becomes known that the anticipated total cost will exceed the contract amount, the excess of cost over contract amount is immediately recognized as a loss on the contract.  Revenues from claims are recognized when the amounts have been received or awarded.  Recognition of profit commences on an individual project only when costs to complete the project can reasonably be estimated and after there has been some meaningful performance achieved on the project.  Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions (when applicable), and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

Contract costs include all direct costs, consisting of labor, material, sub-contract, sales/use tax, etc., and indirect costs related to contract performance, consisting of benefits, etc.  Operating expenses, consisting of selling, general and administration expenses, are charged to operations as incurred.

The current asset reflected on the consolidated balance sheet as “costs and estimated earnings in excess of billings on uncompleted contracts” represents revenues recognized in excess of amounts billed (underbillings).  The current liability reflected on the consolidated balance sheet as “billings in excess of costs and estimated earnings on uncompleted contracts” represents billings in excess of revenues recognized (overbillings).

Service Sales

Service revenues are recognized when the services have been delivered to and accepted by the customer.  These are generally short-term projects (less than one year) which are evidenced by signed service agreements or customer work orders or purchase orders.  These sales agreements or customer orders generally provide for billing to customers based on time at quoted hourly or project rates, plus costs of materials and supplies furnished by the Company.

Many customers are required to make a deposit at the time the service agreement is signed.  The deposit is recorded as a current liability (deferred revenue) when received and is recognized as revenue is earned.

COM-TEC SECURITY, LLC AND ITS AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CONTRACT RECEIVABLES

Contract receivables are uncollateralized customer obligations which are recorded at the invoice amount and do not bear interest.  Payments of contract receivables are applied to the specific invoices identified on the customer’s remittance advice.

The carrying amount of contract receivables is reduced by a valuation allowance that reflects management’s best estimate of amounts that will not be collected.  The allowance for doubtful accounts is based on management’s assessment of the collectibility of specific customer accounts and the aging of the contract receivables.  If there is a deterioration of a major customer’s credit worthiness or actual defaults are higher than the historical experience, management’s estimates of the recoverability of amounts due the Company could be adversely affected.  All contracts or portions thereof deemed to be uncollectible or to require an excessive collection cost are written off to the allowance for doubtful accounts.

INVENTORY

Material inventory used in determining cost of revenue earned is stated at average cost.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost less accumulated depreciation.  The Company and affiliates’ capitalization policies are to generally capitalize property and equipment whose amounts are greater than $1,000.  Depreciation is provided by using both the straight-line and accelerated methods.  The estimated useful lives are as follows:

Building	40	years
Land improvements	15	years
Furniture and fixtures	10	years
Computer equipment	5	years
Vehicles	5	years
Machinery and equipment	7	years

LOAN FEES

Loan fees are amortized over the term of the loans using the straight-line method.

PRODUCT WARRANTY COSTS

The Company warrants its products against defects in design, materials, and workmanship generally for periods ranging from one to two years.  A provision for estimated future costs relating to warranty expense is recorded when products are sold.  Management estimates the provision based primarily on historical warranty claim experience.

ADVERTISING COSTS

The Company expenses advertising costs as incurred.

COM-TEC SECURITY, LLC AND ITS AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

The Company and affiliates are treated as partnerships for income tax purposes, whereby income or loss of the partnerships is reported on the individual members’ income tax returns.  Therefore, no provision or liability for income taxes has been included in the consolidated financial statements for the Company or affiliates.

LIMITED LIABILITY COMPANY

Since the Company is a limited liability company, no member, manager, agent, or employee of the Company shall be personally liable for the debts, obligations, or liabilities of the Company, whether arising in contract, tort, or otherwise, or for the acts or omissions of any other member, director, manager, agent, or employee of the Company, unless the individual has signed a specific personal guarantee. The duration of the Company is perpetual.

IMPAIRMENT OF LONG-LIVED ASSETS

Whenever events or changes in circumstances indicate the carrying amount of assets may not be recoverable, the Company would review the assets for impairment.  If such assets are considered impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The recorded values of financial instruments, including contract receivables and accounts payable, approximate fair value due to their short maturity.  The carrying value of the revolving line of credit approximates fair value due to its variable interest rate.  The recorded value of the long-term debt approximates fair value based on borrowing rates currently available to the Company for financing arrangements with similar terms and average maturities.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements.  SFAS No. 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements.  The changes to current practice resulting from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The Company does not believe the adoption of the provisions of SFAS No. 157 will materially impact its consolidated financial position or results of operations.

In December 2007, the FASB issued Statement of Financial Accounting Standards No. 141 (R), Business Combinations, and No.160, Non-controlling Interest in Consolidated Financial Statements.  The standards will improve, simplify and converge internationally the accounting for business combinations and the reporting of non-controlling interest in consolidated financial statements.  SFAS 141 (R) requires the acquiring entity in a business combination to recognize all (and only) the assets acquired and liabilities assumed in the transaction; establishes the acquisition-date fair value as the measurement objective for all

COM-TEC SECURITY, LLC AND ITS AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS (CONTINUED)

assets acquired and liabilities assumed; and requires the acquirer to disclosed to investors and other users all of the information they need to evaluate and understand the nature and financial effect of the business combination.  SFAS 160 requires all entities to report non-controlling (minority) interest in subsidiaries in the same way - - as equity in the consolidated financial statements.  SFAS 141 (R) and SFAS 160 are effective for the Company on January 1, 2008.  The Company is currently reviewing these statements to determine the impact and materiality of their adoption to the Company.

NOTE 3 - VARIABLE INTEREST ENTITIES

In August 2004, the Company began leasing its manufacturing facility and building site from JJC.  The lease required monthly payments of $17,000 and increased to $20,000 effective January 1, 2006 through the end of the lease, July 31, 2007.  This lease was extended to July 31, 2008 subsequent to December 31, 2006.  A mortgage on the building held by Associated Bank secures JJC’s note on the property.  The Company has guaranteed repayment of the note.  The creditors of JJC do not have recourse to the general credit of the Company.

Summarized financial information regarding JJC and CTC as of December 31, 2006 is as follows:

	JJC	CTC
Total assets	$1,355,723	$101,452
Total liabilities	$1,275,863	$52,869
Noncontrolling interest in affiliates	$79,859	$48,583
Total revenues	$240,000	$169,766
Noncontrolling interest in net income of affiliates	$85,834	$(12,396)

NOTE 4 - CONTRACT RECEIVABLES

Contract receivables consist of the following at December 31, 2006:

Billed:
Completed contracts	$170,427
Contracts in progress	1,922,026
Retained	459,609
Total	2,552,062
Less allowance for doubtful accounts	80,000

Total contract receivables	$2,472,062

All retained contract receivables are expected to be collected within one year.

COM-TEC SECURITY, LLC AND ITS AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006

NOTE 5 - BILLINGS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

The billings and estimated earnings on uncompleted contracts in progress are summarized as follows at December 31, 2006:

Cost and estimated earnings in excess of billings on uncompleted contracts:
Costs incurred	$5,165,187
Estimated earnings	1,533,974
Total costs and estimated earnings	6,699,161
Less billings to date	6,154,761

Costs and estimated earnings in excess of billings on uncompleted contracts	$544,400

Billings in excess of costs and estimated earnings on uncompleted contracts:
Costs incurred	$2,561,493
Estimated earnings	768,404
Total costs and estimated earnings	3,329,897
Less billings to date	3,518,415
Billings in excess of costs and estimated earnings on uncompleted contracts	$188,518

NOTE 6 - NOTES RECEIVABLE

An affiliate has a note receivable due from Jeff Corcoran, a related party as more fully described in Note 14.  The amount due has not been formally documented by the affiliate. It is considered to be non-interest bearing and due on demand.  Total amount due at December 31, 2006 is $81,788.

The remaining notes receivable at December 31, 2006, of $146 have no payment terms.

NOTE 7 - PROPERTY AND EQUIPMENT

Property and equipment consist of the following at December 31, 2006:

Land	$138,300
Land improvements	120,110
Building	973,690
Computer equipment	64,256
Furniture and fixtures	82,850
Vehicles	74,294
Machinery and equipment	32,529
Total - at cost	1,486,029
Less accumulated depreciation	166,445

Net property and equipment	$1,319,584

Total depreciation expense charged to operations was $72,755 for the year ended December 31, 2006.

COM-TEC SECURITY, LLC AND ITS AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006

NOTE 8 - ACCRUED EXPENSES

Accrued expenses consist of the following at December 31, 2006:

Wages	$145,362
Payroll taxes	8,924
Vacation	2,041
Sales tax	117,293
Interest	7,146
Self-insurance reserve	5,000
Estimated loss on contracts	1,438

Total accrued expenses	$287,204

NOTE 9 - LINES-OF-CREDIT

Lines-of-credit consist of the following at December 31, 2006:

Associated Bank:

The Company has available a $900,000 revolving line-of-credit, of which $665,000 was used as of December 31, 2006.  The line is due on April 7, 2008, and bears interest at the prime rate (8.25% at December 31, 2006).  The line-of-credit is secured by a general business security agreement.  Line-of-credit was paid in full during 2007. See Note 10 for more information.

The Company has available a $100,000 revolving line-of-credit, of which $-0- was used as of December 31, 2006.  The line is due on April 7, 2008, and bears interest at the prime rate (8.25% at December 31, 2006).  The line-of-credit has a 50% guarantee by the US Small Business Administration.  Per their guarantee, the line-of-credit will have a final maturity date 84 months from the date of the Note (October 2011) but will be reviewed by the bank annually.  The line-of-credit is secured by a general business security agreement, is personally guaranteed by Jeff Corcoran, and is guaranteed by JJC.  Line-of-credit was paid in full during 2007. See Note 10 for more information.

The Company has available a $350,000 revolving line-of-credit, of which $-0- was used as of December 31, 2006.  The line is due on April 7, 2008, and bears interest at the prime rate (8.25% at December 31, 2006).  The line-of-credit has a 50% guarantee by the US Small Business Administration.  Per their guarantee, the line-of-credit will have a final maturity date 84 months from the date of the Note (October 2011) but will be reviewed by the bank annually.  The line-of-credit is secured by a general business security agreement, is personally guaranteed by Jeff Corcoran, and is guaranteed by JJC.  Line-of-credit was paid in full during 2007. See Note 10 for more information.

Nicolet National Bank:

The Company entered into a $2,000,000 line-of-credit on January 9, 2007. The line is due on January 9, 2008 and bears interest at the prime rate less 0.50% (7.75% at December 31, 2006). The line-of-credit is secured by a general business security agreement, is personally guaranteed by Jeff Corcoran and is guaranteed by JJC.

COM-TEC SECURITY, LLC AND ITS AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006

NOTE 10 - LONG-TERM DEBT

Long-term debt consists of the following at December 31, 2006:

Associated Bank:
The Company obtained a $500,000 term loan during 2004; due in monthly installments of $9,666 with a final payment due October 2009; including interest at prime plus 1.00% (9.25% at December 31, 2006). The loan has a 75% guarantee by the US Small Business Administration. The loan is secured by a general business security agreement, is personally guaranteed by Jeff Corcoran, and is guaranteed by JJC. Loan was paid in full during 2007.	$307,294

An affiliate obtained a $250,000 term loan during 2004; due in monthly installments of $4,121 with a final payment due April 2009; including interest at 7.75%. The loan is secured by a general business security agreement, is personally guaranteed by Jeff Corcoran, and is guaranteed by the Company. Loan was refinanced during 2006.	—

An affiliate obtained a $239,976 term loan during 2006; due in monthly installments of $4,000 through July 2009; including interest at 7.75%. The loan is secured by a general business security agreement, is personally guaranteed by Jeff Corcoran, and is guaranteed by the Company.	227,737

An affiliate obtained a $1,105,000 term loan during 2004; due in monthly installments of $9,076 with a final payment due April 2009; including interest at 7.75%. The loan is secured by real estate, a general business security agreement, is personally guaranteed by Jeff Corcoran, and is guaranteed by the Company.	1,048,126

Nicolet National Bank:
The Company entered into a $500,000 term loan on January 9, 2007. The loan is due in monthly installments of $10,000 with a final payment due January 2010; including interest at 7.375%. The loan is secured by a general business security agreement, is personally guaranteed by Jeff Corcoran and is guaranteed by JJC.	—

Total	1,583,157
Less current portion	151,560

Long-term portion	$1,431,597

Future maturities of long-term debt are as follows:

Years ending December 31:
2007	$151,560
2008	172,640
2009	1,258,957

Total	$1,583,157

COM-TEC SECURITY, LLC AND ITS AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006

NOTE 10 - LONG TERM DEBT (CONTINUED)

The Company obtained a term loan and a line-of-credit with Nicolet National Bank to pay off the Company’s debt of $307,294 with Associated Bank on January 9, 2007. The term loan was obtained for $500,000 with the additional proceeds being applied to the line-of-credit balance.

NOTE 11 - 401(k) PROFIT SHARING PLAN

The Company has a 401(k) profit sharing plan.  Eligible employees can contribute up to the maximum amount of their eligible compensation that is allowed by the Federal Government each year.  The plan has a discretionary match for employees.  The Company may make discretionary profit sharing contributions to the plan.

For the plan year ended December 31, 2006, the Company contributed $-0-.

NOTE 12 - SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the period for interest	$186,771

The following non-cash transaction occurred:

An affiliate refinanced a term loan for a total of $188,642 with a new term loan.

NOTE 13 - BACKLOG

The Company backlog is the aggregate contract amount less revenue recognized using the percentage-of-completion method as described in Note 2.  The Company recognizes as backlog only those contracts on which it has received signed contracts or executed letters of intent to award a contract from its customers.  The Company has a backlog of approximately $6,780,000 at December 31, 2006.

NOTE 14 - RELATED PARTY TRANSACTIONS

Com-Tec Security, LLC is owned 100% by Jeff and Janell Corcoran.

JJC Valley Properties LLC is owned 100% by Jeff and Janell Corcoran.

Com-Tec California, LP is owned 50% by Com-Tec Security, LLC and 50% by Jeff Corcoran.

The Corcoran’s (either alone or together) own a majority in the following entities:

Corcoran Glass and Paint, Inc.

Corcoran Glass, LLC

Fox River Equipment Depot, LLC

COM-TEC SECURITY, LLC AND ITS AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006

NOTE 14 - RELATED PARTY TRANSACTIONS (CONTINUED)

Related party transactions at December 31, 2006, are summarized below:

Related Party	Purpose	Amount

JJC Valley Properties LLC	Rent paid	$240,000

Fox River Equipment Depot, LLC	Interest paid	$14,605

Corcoran Glass and Paint, Inc	Product sold	$22,198

Corcoran Glass, LLC	Services purchased	$24,083

The Company leases its manufacturing facility and building site from JJC.  See Note 3.

NOTE 15 - SELF FUNDED INSURANCE

The Company is self-funding a health insurance plan that provides medical, dental, vision and prescription benefits for eligible employees.  The Company has an excess loss policy, which contains a $30,000 deductible per employee per year, with an aggregate maximum loss determined at the end of the policy period in accordance with the terms of the agreement.  Under its self-funded insurance plan, the Company accrues the estimated expense of health care costs based on claims filed subsequent to year-end and an additional estimated amount for incurred but not yet reported claims.  An accrual for such costs of $5,000 is recorded at December 31, 2006. Claim payments based on actual claims ultimately filed could differ materially from these estimates.

NOTE 16 - SIGNIFICANT CONCENTRATIONS

Generally accepted accounting principles require disclosure of information about certain significant estimates and current vulnerabilities due to certain concentrations.  These matters include the following:

Sales from major customers:

Approximately 23% and 13% of the Company’s sales for the year ended December 31, 2006 were from two unrelated customers.  Accounts receivable at December 31, 2006 for these customers was $643,054 and $813,585, respectively.

COM-TEC SECURITY, LLC AND ITS AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006

Note 17 - SUBSEQUENT EVENT

Change in Ownership:

On January 31, 2008, 100% ownership of the Company was acquired by ISI Controls, LTD, a subsidiary of Argyle Security, Inc.

In conjunction with the change in ownership, the debt obligations with Nicolet National Bank were paid in full.  In addition, on February 1, 2008 the Company entered into a lease agreement with JJC for its manufacturing facility and building site.  The lease has a five year term ending on January 31, 2013.  The lease agreement will require a monthly payment of $14,000 through the end of the lease period after a two year rental abatement period.

Pending Litigation:

Subsequent to year end, the Company was named as a party in a lawsuit regarding deficiencies in one of the projects where the Company functioned as a subcontractor.  The lawsuit seeks an undetermined amount of damages.  No amount has been accrued in these financial statements since the outcome of this matter is uncertain, and since the resulting liability, if any, cannot be determined.  Additionally, management has determined that the potential damages are likely to be covered under the Company’s insurance policy.  However, it is at least reasonably possible that a liability could result in the near term.

SUPPLEMENTAL INFORMATION

COM-TEC SECURITY, LLC AND ITS AFFILIATES

CONSOLIDATING BALANCE SHEET

December 31, 2006

	Com-Tec	JJC Valley	Com-Tec
	Security LLC	Properties LLC	California LP	Eliminations	Consolidated

ASSETS

CURRENT ASSETS
Cash	$115,720	$36,492	$—	$—	$152,212
Contract receivables, less allowance for doubtful accounts of $80,000	2,370,610	—	101,452	—	2,472,062
Notes receivable	53,015	81,788	—	(52,869)	81,934
Inventories	338,643	—	—	—	338,643
Costs in estimated earnings in excess of billings on uncompleted contracts	544,400	—	—	—	544,400
Prepaid expenses	107,042	—	—	—	107,042
Total current assets	3,529,430	118,280	101,452	(52,869)	3,696,293

PROPERTY AND EQUIPMENT, NET	82,142	1,237,442	—	—	1,319,584

OTHER ASSETS
Loan fees, less accumulated amortization of $3,074	8,714	—	—	—	8,714

TOTAL ASSETS	$3,620,286	$1,355,722	$101,452	$(52,869)	$5,024,591

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$761,029	$—	$—	$—	$761,029
Current maturities of long-term debt	91,421	60,139	—	—	151,560
Deferred revenue	85,074	—	—	—	85,074
Warranty reserves	22,992	—	—	—	22,992
Billings in excess of costs and estimated earnings on uncompleted contracts	188,518	—	—	—	188,518
Accrued expenses	287,204	—	—	—	287,204
Due to related party	—	—	52,869	(52,869)	—
Total current liabilities	1,436,238	60,139	52,869	(52,869)	1,496,377

LONG-TERM LIABILITIES
Lines-of-credit	665,000	—	—	—	665,000
Long-term debt, less current maturities above	215,873	1,215,724	—	—	1,431,597
Total long-term liabilities	880,873	1,215,724	—	—	2,096,597

Total liabilities	2,317,111	1,275,863	52,869	(52,869)	3,592,974

NONCONTROLLING INTEREST IN AFFILIATES	—	79,859	48,583	—	128,442

MEMBERS’ EQUITY	1,303,175	—	—	—	1,303,175

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$3,620,286	$1,355,722	$101,452	$(52,869)	$5,024,591

COM-TEC SECURITY, LLC AND ITS AFFILIATE

CONSOLIDATING STATEMENT OF OPERATIONS

December 31, 2006

	Com-Tec	JJC Valley	Com-Tec
	Security LLC	Properties LLC	California LP	Eliminations	Consolidated

REVENUE
Contract revenue earned	$8,531,235	$—	$169,766	$—	$8,701,001
Rental income	—	240,000	—	(240,000)	—
Total revenue	8,531,235	240,000	169,766	(240,000)	8,701,001

COST OF REVENUE EARNED	6,153,168	—	182,162	—	6,335,330
`
Gross profit (loss)	2,378,067	240,000	(12,396)	(240,000)	2,365,671

OPERATING EXPENSES	1,619,276	48,645	—	(240,000)	1,427,921

Income (loss) from operations	758,791	191,355	(12,396)	—	937,750

OTHER INCOME (EXPENSE)
Other income	5,483	—	—	—	5,483
Interest expense	(70,179)	(105,521)	—	—	(175,700)
Total other expense	(64,696)	(105,521)	—	—	(170,217)

Income (loss) before noncontrolling interest in net income (loss) of affiliates	694,095	85,834	(12,396)	—	767,533

NONCONTROLLING INTEREST IN NET INCOME (LOSS) OF AFFILIATES	—	(85,834)	12,396	—	(73,438)

NET INCOME	$694,095	$—	$—	$—	$694,095